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                                                                   Exhibit (23)b






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 27, 1998 included or incorporated by reference in CMS Energy Corporation's Form 8-K dated July 30, 1998 and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP

Detroit, Michigan,
      December 9, 1998.